SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

TELEFLEX INCORPORATED
(Exact name of registrant as specified in charter)

Delaware	1-5353	23-1147939
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

630 West Germantown Pike, Suite 450, Plymouth Meeting, Pennsylvania	19462
(Address of Principal Executive Offices)	(Zip Code)

(610) 834-6301
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

99.1	Certification of President and Chief Executive Officer relating to Form 10-Q for period ending June 29, 2003

99.2	Certification of Executive Vice President and Chief Financial Officer relating to Form 10-Q for period ending June 29, 2003

Item 9. Regulation FD Disclosure.

     Attached as exhibits 99.1 and 99.2 and hereby incorporated into this Item 9 are the certifications of the Company’s Chief Executive Officer and Chief Financial Officer required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELEFLEX INCORPORATED

/s/ STEVEN K. CHANCE

Steven K. Chance, Esquire Vice-President, General Counsel and Secretary

Date: August 12, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of President and Chief Executive Officer relating to Form 10-Q for period ending June 29, 2003
99.2	Certification of Chief Financial Officer relating to Form 10-Q for period ending June 29, 2003